UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018 (February 14, 2018)

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1101 Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on December 15, 2017, Fulghum Fibres Florida, Inc., Fulghum Fibres, Inc. and Fulghum Fibres Collins, Inc. (collectively, the “Fulghum Sellers”), each, a wholly-owned indirect subsidiary of Rentech, Inc. (the “Company”), and the Company entered into an Asset Purchase Agreement (the “Old Fulghum Asset Purchase Agreement”) with FFI Acquisition, Inc., as buyer, and Scott Davis Chip Company, Inc., as Affiliate Guarantor of FFI Acquisition, Inc. (“Scott Davis”). The Old Fulghum Asset Purchase Agreement was included in the Company’s Current Report on Form 8-K/A, as filed on December 22, 2017.

On February 1, 2018, the Fulghum Sellers and the Company entered into an Asset Purchase Agreement (the “New Fulghum Asset Purchase Agreement”) with The Price Companies, Inc. (“Price”), as buyer. Pursuant to the New Fulghum Asset Purchase Agreement, Price agreed to acquire all or substantially all of the assets and certain specified liabilities of the Fulghum Sellers (the “Fulghum Assets”).

On February 15, 2018, the Company closed the sale of the Fulghum Assets to Price (the “Fulghum Sale”). Upon the closing of the Fulghum Sale, the Fulghum Sellers delivered a notice of termination of the Old Fulghum Asset Purchase Agreement to Scott Davis and FFI Acquisition, Inc. and paid the $840,000 break-up fee required under the terms of such agreement. The Fulghum Sellers were reimbursed for the break-up fee by Price.

The information set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed on February 7, 2018 regarding the Old Fulghum Asset Purchase Agreement and the New Fulghum Asset Purchase Agreement is incorporated into this Item 1.02 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 14, 2018, the Company closed on the previously disclosed sale of all or substantially all of the assets and certain specified liabilities of New England Wood Pellet, LLC, Schuyler Wood Pellet, LLC, and Deposit Wood Pellet, LLC, each, a wholly-owned subsidiary of the Company (the “NEWP Sale”). For more information on the NEWP Sale, see the Current Report on Form 8-K/A the Company filed on December 22, 2017, which is incorporated into this Item 2.01 by reference.

Additionally, as disclosed above in Item 1.02, the Company closed on the Fulghum Sale on February 15, 2018. The information set forth under Item 1.02 is incorporated into this Item 2.01 by reference.

Based on the balance of consolidated debt of the Company immediately prior to the Fulghum Sale and the NEWP Sale and the proceeds received from such sales, it is not presently expected that any funds will be available for distribution to the stockholders of the Company.

Item 8.01	Other Events

As previously disclosed, on December 19, 2017, the Company and one of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Chapter 11 Proceedings”). On December 19, 2017, the Company filed its original proposed combined plan and disclosure statement (the “Plan of Liquidation”) and a motion seeking an order confirming the Plan of Liquidation with the Bankruptcy Court.

On February 15, 2018, the Company filed an amended proposed combined disclosure statement and plan of liquidation (the “Amended Plan”) with the Bankruptcy Court. The Amended Plan, among other things, (i) provides that all outstanding common stock and other equity of the Company (including any warrants, options or contract rights to purchase or acquire the Company’s common stock at any time) will be cancelled on the effective date of the Amended Plan and (ii) provides that holders of options, warrants or contract rights to purchase or acquire the Company’s common stock will not receive any distribution that may occur pursuant to the Amended Plan on account of such interests. The full text of the Amended Plan is available on the website of Prime Clerk LLC, the Company’s claims agent at https://cases.primeclerk.com/rentech/.

On February 12, 2018, the Bankruptcy Court entered an order approving the adequacy of disclosures contained in the Amended Plan on an interim basis and approving solicitation and voting procedures. The Bankruptcy Court is scheduled to hold a confirmation hearing on April 4, 2018 to consider final approval of the adequacy of disclosures contained in the Amended Plan and confirmation of the Amended Plan. The Company may choose to further amend the Amended Plan, and cannot provide any assurance that the Amended Plan, or any further amended proposed plan of liquidation, will be confirmed by the Bankruptcy Court. If the Amended Plan is confirmed by the Bankruptcy Court, the Company intends to announce the effective date of the Amended Plan subsequent to confirmation.

Forward-Looking Statements

This report contains forward-looking statements. These statements are based on assumptions and information available to the Company at the time of this report and are not guarantees of future results. Forward-looking statements involve risks and uncertainty, including, but not limited to, the risk that the Company’s restructuring may not be consummated in a manner beneficial to the Company and its operations; risks and uncertainties associated with the length of time the Company will operate as a debtor-in-possession, which is not yet known; risks associated with the bankruptcy process and third party motions in the Chapter 11 Proceedings, which may hinder or delay the Company’s ability to consummate its restructuring; the ability of the Company to obtain and maintain normal terms with customers, suppliers and service providers; the Company’s ability to maintain contracts that are critical to its operations during the Chapter 11 Proceedings; the Company’s financial performance and results; availability of sufficient cash flow to operate the Company during the Chapter 11 Proceedings; and the risk factors set forth in the Company’s most recent Annual Report on Form 10-K and in subsequent reports filed with the Securities and Exchange Commission. The Company’s actual results could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if they do, what impact they will have on the Company’s results of operations and financial condition. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENTECH, INC.

Date: February 21, 2018	By:	/s/ Paul Summers
Paul Summers
Chief Financial Officer